UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2019 (August 13, 2019)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board of Directors (the “Board”) of Global Medical REIT Inc., a Maryland corporation (the “Company”), held on August 13, 2019, the Board approved and adopted, effective as of such date, the Third Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) amending the following provisions:

•	Section 7 of Article II (Meetings of Stockholders) and Article XIV (Amendment of Bylaws) to provide stockholders with the ability to propose and approve (such approval to be contingent upon the affirmative vote of a majority of all votes entitled to be cast on the matter) the alteration or repeal of any provision of the bylaws of the Company or to make new bylaws; provided, however, that stockholders shall not have the power to alter or repeal (x) Article XI (Indemnification and Advance of Expenses) or (y) Article XIV (Amendment of Bylaws) without the approval of the Board. Prior to the adoption of the Amended and Restated Bylaws, the Board had the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

•	Article XIII (Exclusive Forum for Certain Litigation) to require the Company’s written consent before the actions, claims or proceedings stated in Article XIII may be brought in any court sitting outside the State of Maryland. Prior to the adoption of the Amended and Restated Bylaws, such written consent was not required by the Company.

•	Section 2 of Article III (Directors) and Section 2 of Article V (Officers) to require that any resignation by a member of the Board or an officer of the Company be delivered in writing to the Board, or in the case of a board resignation, the Board, the Chairman of the Board or the Secretary of the Company. Prior to the adoption of the Amended and Restated Bylaws, such resignations were not required to be in writing.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Global Medical REIT Inc., effective August 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: August 14, 2019